Important Notice Regarding Change in Investment Objective

Simplify US Equity PLUS Upside Convexity ETF

SPUC

(a series Simplify Exchange Traded Funds)

Supplement dated May 4, 2026, to the Summary Prospectus, Prospectus, and

Statement of Additional Information (“SAI”) dated November 1, 2025.

On or shortly after June 29, 2026, the Fund will refine its investment objective and strategy to provide greater focus on generating income and will be renamed as the Simplify US Equity Income ETF. The Fund’s investment objective will change from “seeks long-term capital appreciation” to “seeks to generate monthly income in a tax efficient manner with the potential for capital appreciation in rising equity markets.”

Additional information will be provided to shareholders once the changes are effective.

If you have questions or need assistance, please contact your financial advisor directly or the Fund at (855) 722-8488.

This Supplement and the Summary Prospectus, Prospectus, and Statement of Additional Information dated November 1, 2025, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated by reference and can be obtained without charge by calling the Fund at (855) 722-8488.